UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2022

Signet International Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51185	16-1732674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 S Mopac Exp Building 1 Suite 300

Austin, TX 78746

(Address of principal executive offices)

Registrant’s telephone number, including area code: 512-430-1553

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Item 4.01 Change in Registrant’s Certifying Accountant.

Effective on April 10, 2022, Salberg & Company, P.A. (“Salberg”), the prior independent registered public accounting firm of Signet International Holdings, Inc. (the “Company”) will be replaced by Ciro E. Adams, CPA, LLC, and the Board of Directors of the Company has approved such appointment. The audit by Salberg of the Company’s annual financial statements for the prior two fiscal years contained a going concern qualification. There were no disagreements between the Company and Salberg with respect to Salberg’s work as the Company’s auditors. A letter issued by Salberg is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter from Salberg & Company, P.A. dated April 12, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signet International Holdings, Inc.
(Registrant)
Date:	April 13, 2022
		By:	/s/ Oliver Keren Ban
		Name:	Oliver Keren Ban
		Title:	Chief Executive Officer

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